UNITED STATES
          SECURITIES AND EXCHANGE COMMISSION
                Washington D.C., 20549

                      Form 8-K/A

                    CURRENT REPORT


       Pursuant to Section 13 or 15(d) of the
           Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) September 15, 1995


            Commission file number 0-16734


               C.E.C. INDUSTRIES CORP.
  (Exact name of registrant as specified in charter)

             Nevada                                     87-0217252
        (State of other jurisdiction of                 (I.R.S. Employer
        incorporation or organization)                  Identification Number)

        23 Cactus Garden Drive, F-60
        Green Valley (Henderson), Nevada                89014
        (Address of Principal Executive Office)         (Zip Code)
                    (702) 893-4747
 (Registrant's Telephone Number, Including Area Code)

                      Copies To:
                    Gerald Levine
                     President
            23 Cactus Garden Drive, F-23
              Henderson, Nevada 89014
                  (702)893-4747

C.E.C. Industries Corp. Page 2

Item No 1    Changes in Control of Registrant.

        On September 15, 1995, the Company elected new Directors and Officers for fiscal 1996. The following persons were elected as Directors: Ronald J. Robinson, George A. Matthews, Donald J. Stoecklein, Ronald G. Stocklein, Dwight W. Jory, Charles R. McHaffie and Ralph Mann.

        Ronald J. Robinson was elected President, Donald J. Stocklein as Secretary and George A. Matthews as Treasurer.

        In accepting the election, Ronald G. Stocklein disclosed a recent case filed in the United States District Court, Souther District of New York, Securities Exchange Commission vs. Softpoint, Inc., et al., where in Mr. Stocklein is named as a co-defendant. Donald J. Stocklein disclosed an Administrative Offer and Settlement with the Securities and Exchange Commission, although neither admitting nor denying allegations, agreed to the Order Instituting Cease and Desist proceedings pursuant to Section 8A of the Securities Act of 1933 and Section 21C of the Securities and Exchange Act of 1934. Dwight Jory disclosed the filing of a Bankruptcy liquidation in September, 1994.

Item No. 2.  Acquisition or Disposition of Assets.

        The Board of Directors unanimously approved a plan to spin-off CEI, a wholly owned subsidiary of C.E.C. Industries Corp.

        The Board of Directors further approved an agreement whereby CEC would joint venture a 20.30 acre multi-family and commercial project with TRI Financial, Inc., of San Francisco, California. Final documents for the transaction are currently being prepared.

Item No. 3.  Bankruptcy or Receivership.

No events to report.
Item No. 4.  Changes in Registrant's Certifying Accountant.

No events to report.
Item No. 5.  Other Events.

No events to report.
Item No. 6.  Resignation of Registrant's Directors.

No events to report.
Item No. 7. Financial Statements, Proforma Financial Information and
Exhibits.

        Exhibit -Agreement for the Exchange of Common Stock of CEC Industries Corp. For 24.5% Limited Partnership Interest Victory Village Ltd. III

C.E.C. Industries Corp. Page Three



                     SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


C.E.C. Industries Corp.



By: /s/Gerald Levine                         Dated:  November 25, 1996
       Gerald Levine, President

                    AGREEMENT
                      for the
              EXCHANGE of COMMON STOCK
                         Of
                CEC INDUSTRIES CORP.
                        For
         24.5% Limited Partnership Interest
              VICTORY VILLAGE LTD. III

AGREEMENT, made this 7th day of June, 1995 by and between CEC
Industries, Corp. a Nevada corporation ("CEC"), and Victory Village Lt. III ("VVIII"), a Nevada limited partnership, and DSM Golf Enterprises, Inc., a Nevada corporation, ("DSM").

WHEREAS, Victory Village Ltd. III, ("VVIII") is a Nevada limited partnership formed on December 9, 1993, for the purpose of developing a 320 unit apartment project, (the "Project") located in Henderson, Nevada

WHEREAS, the original VVIII limited partnership consisted of: Marrcshare Leasing, Inc., as the original General Partner, and the following as limited partners, (the "Original Limited Partners") with their respective interests:
             Macer Associates, L.P.   31.50%
             DSM Golf Enterprises, Inc.    23.75%
             George Maxon        23.75%
             Lance Walter             10.00%
             Toni Walter Stern Trust  10.00%

WHEREAS, pursuant to an amendment dated December 7th, 1995 DSM replaced Marrcshare Leasing, Inc., as the General Partner, providing DSM with 1.5% interest in the partnership in addition to any limited partnership interest held by DSM. The President of DSM, Inc., is Robert Sloan.

WHEREAS, pursuant to an amendment dated December 7th, 1994, the
Original Limited Partners assigned and transferred, or otherwise conveyed their interest, thus establishing the limited partners as follows:
             Macer Associates, L.P.        24.5%
             Lance and Babette Walter      12.0%
             Toni Walter Stern Trust       12.0%
             KB Management Solutions, Inc. 20.0%
             Torrey Gillette X             15.0%
             Moonridge Development Corp.   15.0%

WHEREAS, DSM acquired all the limited partnership interest of Macer Associates, L.P., 24.5%, thus providing DSM with 24.5% of the limited partnership interest at l.5% of the General Partnership interest.

WHEREAS, Concurrent with this Agreement, TRI Capital is purchasing a 25% interest in the Limited Partnership from DSM, which DSM acquired from Lance and Babette Walter, Toni Walter Stern Trust, and Moonridge
Development Corp.

WHEREAS, pursuant to the Amendment of Limited Partnership, to be prepared concurrent with this Agreement, the VVIII limited partnership have as limited partners, the following:

    Moonridge Development Corp., a subsidiary of CEC Industries Corp.  24.5%
    TRI Capital                                            27.5%
    DSM Golf Enterprises, Inc.                                  23.0%
    KB Management Solutions, Inc.                          20.0%
    DSM Golf Enterprises, Inc. -General Partnership Interest     5.0%

WHEREAS, CEC is desirous of acquiring a 24.5% interest in VVIII from DSM in exchange for stock of CEC valued at $700,000.

NOW, THEREFORE, inn consideration of the mutual intentions, covenants and representations contained herein, THE PARTIES HERETO AGREE AS
FOLLOWS:

ARTICLE I

1.1 ISSUANCE OF SHARES. Subject to all of the terms and conditions of this Agreement, CEC agrees to issue to DSM common restricted shares of CEC in exchange for 24.5% of the limited partnership interest of VVIII, which interest, when issued will remain undiluted unless such dilution results from an agreement in writing executed by CEC and VVIII. The total shares to be issued will be l,200,000. 720,000 of the 1,200,000 shares shall be subject to a proxy, wherein the Board of Directors of CEC shall retain a proxy for voting the 720,000 shares for a period of two (2) years.

1.2 EXEMPTION FROM REGISTRATION. The parties hereto intend that the common stock to be issued by CEC to DSM shall be exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), pursuant to section 4(2) and/or 3(b) of the Act and the rules and regulations promulgated thereunder.

1.3 INDEMNIFICATION OF CEC FROM DSM. In consideration of CEC's investment in VVIII, prior to complete funding of the HUD loan to VVIII, as herein referenced, DSM agrees as follows:

        1.3.1 Definitions. The following capitalized terms have the following definitions:
             (a) "Proceeding" means any threatened, pending or completed action, suit or proceeding, wether civil or criminal, administrative or investigative, including proceedings by or in the right of VVIII, threatened or made against CEC is or was a limited partner of VVIII;
             (b) "Expenses" means expenses actually and reasonably incurred by CEC in connection with or in settlement of any Proceeding, including but not limited to fines, judgements, amounts paid in settlement, attorneys' fees, and all other direct costs to CEC associated with the Proceeding.
             (c) "Loss" means any loss in value incurred by CEC as the result of CEC's investment in VVIII, however such loss shall be incurred.
             (d) "CEC", for purposes of this paragraph, includes all shareholders, officers, directors, employees or agents of CEC.

        1.3.2 General Indemnification. DSM agrees to defend and hold CEC harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities, damages, recoveries and deficiencies, including interest, penalties and reasonable attorney fees, that it shall incur or suffer, which arise out of, result from or relate to any breach of, or failure by DSM to perform any of it's respective representations, warranties, covenants and agreements in this Agreement or in any exhibit or other instrument furnished or to be furnished by VVIII or DSM under this Agreement.

        1.3.3 Indemnification Against Loss. DSM agrees to indemnify CEC against any loss of investment in VVIII.

        1.3.4 Notice. CEC shall give DSM prompt written notice of any Proceeding for which CEC may claim a right of indemnification or advancement of Expenses under this Agreement. Additionally, CEC shall give DSM any information and assistance DSM may reasonably require in the Proceeding and its resolution, or in any Loss wherein a claim of indemnification is made.

1.4 COLLATERAL PLEDGE. DSM, to secure the obligation, conditions , and representations set forth herein, grants to CEC, a security interest in all of the preferred shares of stock (185,000 shares), ("Preferred Shares"), which are currently held by DSM in CEC, as represented by Certificate No.
004, a copy of which is attached hereto, and DSM's 62% interest in all of the preferred shares of stock which are currently held by Vegas Ventures, Inc. in CEC, which 62% amounts to 244,900 shares as represented b Certificate No. 002, a copy of which is attached hereto. In the event of a loss incurred by CEC as the result of CEC's investment in VVIII as referenced herein, inclusive of any indemnification required pursuant to paragraph 1.3, then in that event, CEC shall be entitled to sell such interests at a public or private sale upon the premises of CEC, or at such other place as CEC may designate, and out of the money's therefrom to retain and to pay CEC and all sums then owing CEC including all costs, fees, charges, and expenses, including counsel fees, disbursements, bond fees, fees of public officers, auctioneers fees, filing f ees, advertising fees and costs, or any other costs or fees related thereto. Possession of the Preferred Shares shall remain with CEC at all times herein, with executed stock powers, assuring the transferability of such shares in the event of any Loss suffered by CEC. This Collateral Pledge shall continue until such time as CEC has received a total return of its $700,000 contribution. This Collateral Pledge does not, in any way, alter or change the original conversion rights of these Preferred Shares on February 9, 1996.


                     ARTICLE II

  REPRESENTATIONS AND WARRANTIES OF VVIII AND DSM


2.1 VVIII represents and warrants to CEC that:

2.1.1 ORGANIZATION. VVIII is a limited partnership duly organized, validly existing, and in good standing under the laws of the State of Nevada, has all necessary powers to own it's properties and to carry on it's business as now owned and operated by it, and is duly qualified to do business and is in good standing in each of the states where it's business requires qualification.

2.1.2 CAPITAL. The current limited partnership interest of VVIII, upon completion of the transfers to TRI Capital and CEC, are to be held by the following individuals and or entities in the percentages set forth.
   Moonridge Development Corp., a subsidiary of CEC Industries Corp.   24.5%
        TRI Capital                                                    27.5%
        DSM Golf Enterprises, Inc.                                     23.0%
        KB Management Solutions, Inc.                                  20.0%
        DSM Golf Enterprises, Inc. -General Partnership Interest        5.0%

2.1.3 GENERAL PARTNER. The names of the general partner of VVIII as of the date of this Agreement is DSM Golf Enterprises, Inc., a Nevada Corporation.

2.1.4 PROJECT ANALYSIS. CEC has received a project information package from VVIII, which package provided CEC with detailed information on the Project.

2.1.5 ABSENCE OF CHANGES. Since the date of the information provided by VVIII, there has been no material change in the financial condition or operations of VVIII except for changes in the ordinary course of business, which changes have not in the aggregate been materially adverse.


2.1.6 ABSENCE OF UNDISCLOSED LIABILITIES. As of the date of the balance sheet, VVIII did not have any material debt, liability, or obligation of any nature, wether accrued, absolute, contingent or otherwise and whether due or to become due, that is not reflected in such balance sheet.

2.1.7 TAX RETURNS. Within the times and in the manner prescribed by the law, VVIII has filed all federal, state and local tax returns required by law, or has filed proper extensions and has paid all taxes, assessments and penalties due and payable. The provisions for taxes, if any, reflected in the balance sheet are adequate for any and all federal, state and local taxes for the period ending on the date of that balance sheet and for all prior periods, whether or not disputed. There are no present disputes as to taxes of any nature payable by VVIII.

2.1.8 INVESTIGATION OF FINANCIAL CONDITION. Without in any manner reducing or otherwise mitigating the representations contained herein, CEC and/or it's attorneys shall have the opportunity to meet with accountants and attorneys to discuss the financial conditions of VVIII, and shall make available to CEC and/or it's attorneys all books and records of VVIII once reasonable notice of such request has been given.

2.1.9 COMPLIANCE WITH LAWS. VVIII has complied with and is not in violation of applicable federal, state and local laws, statues and regulations (including, without limitation, any applicable building, zoning or other law, ordinance or regulation) affecting it's properties or the operation of it's business.

2.1.10 LITIGATION. Except as described herein, VVIII is not a party to any suit, action, arbitration or legal, administrative or other proceeding, or governmental investigation pending or to the best knowledge of VVIII threatened against or affecting VVIII or it's business, assets or financial or decree of any federal, state, local or foreign court, department agency or ordecree of any federal, state, local or foreign court, department agency or instrumentality. VVIII is not engaged in any legal action to recover monies due to it.

2.1.11 AUTHORITY. The general partner of VVIII is authorized to execute this Agreement and consummate the transaction contemplated herein. VVIII has full power to deliver, execute and perform this Agreement and this Agreement is a valid, legal and binding obligation of VVIII and is enforceable in accordance with it's terms and conditions.

2.1.12 ABILITY TO CARRY OUT OBLIGATIONS. The execution and delivery of this Agreement by the general partner and the performance by the general partner of it's obligations hereunder in the time and manner contemplated will not cause, constitute aor conflict with or result in (a) any breach or violation of any of the provisions of or constitute a default under any license, indenture, mortgage, charter, instruments, articles of incorporation, bylaws, partnership agreements or other agreement or instrument to which VVIII or its general partner is a party or by which it may be bound, nor will any consents or authorizations of any party other than those hereto be required, (b) an event that would permit any party to any agreement or instrument to terminate it or to accelerate the maturity of any indebtedness or other obligation of VVIII or (c) any event that would result in the creation or imposition of any event that would result in the creation or imposition on any lien, charge or encumbrance on any asset of VVIII.

2.1.13 FULL DISCLOSURE. None of the representations and warranties made by VVIII or its general partner herein, or in any exhibit, certificate or memorandum furnished or to be furnished by VVIII or on it's behalf, contains or will contain any untrue statement of material fact the omission of which would be misleading.

2.1.14 ASSETS. Other than as described herein, VVIII has good and marketable title to all of it's property free and clear of any and all liens, claims and encumbrances of any nature, form or description.


2.2 DSM represents and warrants to CEC that:

2.2.1 ORGANIZATION. DSM is a corporation duly organized, validly existing and in good standing under the laws of Nevada, has all necessary corporate powers to own it's properties and to carry on it's business as now owned and operated by it, and is duly qualified to do business and is in good standing in each of the countries and/or states where it's business requires qualification.

2.2.2 CAPITAL. The authorized capital stock of DSM consists of 2,500 shares of common stock, no par value, of which 1,500 shares are currently issued and outstanding. All of the issued and outstanding shares of DSM are duly and validly issued, fully paid and non-assessable.

2.2.3 DIRECTORS AND OFFICERS. The names and titles of all directors and officers of DSM as of the date of this Agreement:

                  ROBERT SLOAN             President and
Director
                  TODD SLOAN               Secretary
                  TODD SLOAN               Treasurer

2.2.4 FINANCIAL STATEMENTS. CEC will be provided the unaudited balance sheets of DSM and the related statements of operations, statements of stockholders' equity and changes in financial position for the period then ended.

2.2.5 REPRESENTATIONS AS TO TRANSACTION.

        a) The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized and approved by the board of directors and the shareholders of DSM, and, when executed by the authorized representative of the DSM, this Agreement will constitute a legal, valid and binding agreement of DSM.

        b) The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not result in a breach of the terms and conditions of, or result in a loss or rights under, or result in the creation of any lien, charge or encumbrance upon, any of the limited partnership interests in VVIII, other that as provided to CEC, pursuant to
             (i) DSM's articles of incorporation or bylaws, (ii) any franchise, mortgage, deed of trust, lease, license, permit, agreement, instrument or undertaking to which DSM is a party or by which it or any of its properties are bound, or (iii) any statute, rule, regulation, order, judgement, award or decree.

        c) DSM has good and marketable title to all of its assets and properties, including, without limitation, the assets related to the licenses, bonds, memberships, and affiliations necessary for DSM's business.


        d) To DSM's knowledge, there is no suit, claim action or proceeding now pending or threatened before any court, administrative or regulatory agency or any basis for such a claim which may result in any judgement, order, decree, liability or other determination which could have an adverse effect, financial or otherwise, upon DSM. No such judgement, order or decree has been entered which has or could have such effect.

        e) To the best of DSM's knowledge, DSM has all licenses and permits (federal, state and local) necessary to conduct its business and such licenses and permits are in full force and effect. No violations are or have been recorded in respect of such licenses or permits and no proceeding is pending or threatened which could result in the revocation or limitation of any such licenses or permits.

        f) This agreement does not contain any untrue statement of a material fact or omit to state a fact that is necessary in order to make the statements contained herein, in light of the circumstances under which they are made, not materially misleading.

                    ARTICLE III

CEC represents and warrants to VVIII that:

3.1 ORGANIZATION. CEC is a corporation duly organized, validly existing and in good standing under the laws of Nevada, has all necessary corporate powers to own it's properties and to carry on it's business as now owned and operated by it, and is duly qualified to do business and is in good standing in each of the countries and/or states where it's business requires qualification.

3.2 CAPITAL. The authorized capital stock of CEC consists of 50,000,000 shares of common stock, $.05 par value, of which 1,857,459 shares are currently issued and outstanding, and 100,000,000 shares of preferred stock, of which 600,000 shares are currently issued and outstanding. All of the issued and outstanding shares of CEC are duly and validly issued, fully paid and non-assessable.

3.3 DIRECTORS AND OFFICERS. The names and titles of all directors and officers of CEC as of the date of this Agreement:

Ronald J. Robinson               President and Director
Donald J. Stoecklein             Secretary and Director
Ronald G. Stoecklein             Treasurer and Director
Robert Maheu                Director
George Matthews             Director
Dwight Jory                 Director

3.4 FINANCIAL STATEMENTS. VVIII will be provided the 10K and 10Qs containing the audited and unaudited balance sheets of CEC and the related statements of operations, statements of stockholders' equity and changes in financial position for the period then ended.

3.5 AUTHORITY. CEC has full power to deliver, execute and perform this Agreement and this Agreement is for purposes of setting forth the terms and conditions of an agreement between the parties herein, however is to constitute a non-binding obligation of the parties.

                     ARTICLE IV

                     COVENANTS

4.1 INVESTIGATIVE RIGHTS. From the date of this Agreement until the closing date, each party shall provided to the other party, and such other party's counsels, accountants, auditors and other authorized representatives, full access during normal business hours and upon reasonable advanced written notice to all of each party's properties, books, contracts, commitments and records for the purpose of examining the same. Each party shall furnish the other party with all information concerning each party's affairs as the other party may reasonably request.

4.2 CONDUCT OF BUSINESS. Prior to the closing, VVIII, DSM, and CEC shall each conduct it's business in the normal course and shall not sell, pledge or assign any assets, without prior written approval of the other party, except in the regular course of business. VVIII shall not amend it's limited partnership agreement (except as described herein) or redeem or sell partnership interests or other securities, incur any additional or newly-funded liabilities, acquire or dispose of fixed assets, change employment terms, enter into any material or long-term contract, guarantee obligations of any third party, settle or discharge any balance sheet receivable for less than its stated amount or enter into any other transaction other than in the regular course of business.

                     ARTICLE V

     CONDITIONS PRECEDENT TO CEC'S PERFORMANCE

5.1 CONDITIONS. CEC's obligations hereunder shall be subject to the satisfaction, at or before the closing, of all the conditions set forth in this
Article V. CEC may waive any or all of these conditions in whole or in part without any prior notice; provided however that no such waiver of a condition shall constitute a waiver by CEC of any other condition or any of CEC's other rights or remedies, at law or in equity, if DSM or VVIII shall be in default of any of their representation, warranties or covenants under this Agreement.

5.2 ACCURACY OF REPRESENTATIONS. Except as other wise permitted by this Agreement, all representations and warranties by DSM or VVIII in this agreement or in any written statement that shall be delivered to CEC by DSM or VVIII under this Agreement shall be true and accurate on and as of the closing date as though made at that time.

5.3 PERFORMANCE. DSM and VVIII shall have performed, satisfied and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by it, on or before the closing date.


5.4 ABSENCE OF LITIGATION. No action, suit or proceeding before any court or governmental body or authority, pertaining to the transaction contemplated by this Agreement or to it's consummation, shall have been instituted or threatened against DSM or VVIII on or before the closing date.

                     ARTICLE VI

CONDITIONS PRECEDENT TO DSM AND VVIII's PERFORMANCE

6.1 CONDITIONS. DSM and VVIII's obligations hereunder shall be subject to the satisfaction, at or before the closing, of all the conditions set forth in this Article VI. DSM and VVIII may waive any or all of these conditions in whole or in part without any prior notice; provided however that no such waiver of a condition shall constitute a waiver by DSM or VVIII of any other condition or any of DSM or VVIII's other rights or remedies, at law or in equity, if CEC shall be in default of any of their representation, warranties or covenants under this Agreement.

6.2 ACCURACY OF REPRESENTATIONS.   Except as otherwise permitted
by this Agreement, all representations and warranties by CEC in this Agreement or in any written statement that shall be delivered to DSM or VVIII by CEC under this Agreement shall be true and accurate on and as of the closing date as though made at that time.

6.3 PERFORMANCE. CEC shall have performed, satisfied and complied with all covenants, agreements and conditions required by this Agreement to be performed or complied with by it, on or before the closing date.

6.4 ABSENCE OF LITIGATION. No action, suit or proceeding before any court or governmental body or authority, pertaining to the transaction contemplated by this Agreement or to it's consummation, shall have been instituted or threatened against CEC on or before the closing date.

6.5 CURRENT STATUS. CEC shall have prepared and filed with the Securities and Exchange Commission of the United States of America all periodic reports required by Sec. 12 or 15 under the Securities and Exchange Act of 1934.

6.6 APPROVAL BY CEC BOARD OF DIRECTORS.  The approval by the
Board of Directors of the matters set forth in Sec. 2.2.5 hereof shall have been obtained.

6.7 FINANCIAL CONDITION OF CEC. On the closing date, the assets and liabilities of CEC shall not be significantly different than the amounts shown on it's balance sheet reviewed except for changes in the ordinary course of business.





                    ARTICLE VII

                      CLOSING

7.1 CLOSING. The closing of this transaction shall be held at the offices of CEC or such other place as shall mutually be agreed upon, on such date as shall be mutually agreed upon by the parties.

By DSM:

A. An officer's certificate, dated the closing date, that all representations, warranties, covenants and conditions set forth in this Agreement on behalf of DSM and VVIII are true and correct as of tor have been fully performed and complied with by the closing date.

B. The opinion of DSM dated the closing date, in form and substance satisfactory to CEC ,to the effect that:

(1) DSM is a corporation duly organized, validly existing and in good standing under the laws of Nevada

(2) DSM's authorized capital stock is forth in as set Sec. 2.2.2 hereof.

(3) The execution and consummation of this Agreement have been duly authorized and approved by the Board of Directors of DSM and consummation of this Agreement will not constitute or result in any breach or default of the character described in Sec. 2.2.5 hereof of which counsel has knowledge.

(4) Officers and Directors have no knowledge of any liabilities or obligations of the type described in Sec. 2.2.5 hereof, any litigation, proceeding or investigation of the type described in Sec. 2.2.5 hereof, or any defects, in title or mortgages, encumbrances or liens of the type described in 2.2.5 hereof.

(5) VVIII limited partnership interests to be delivered to CEC pursuant to this Agreement shall be duly authorized and issued and will be fully paid and nonassessable.

By CEC:

A. An officer's certificate, dated the closing date, that all representations, warranties, covenants and conditions set forth in this Agreement on behalf of CEC are true and correct as of or have been fully performed and complied with by the closing date.

B. A signed Consent and/or minutes of the Directors of CEC approving this Agreement and each matter to be approved by the Directors of CEC under this Agreement.


                    ARTICLE VIII

                      REMEDIES

8.1 DISPUTES. Any dispute that might arise over the enforcement, interpretation or execution of this Agreement and which is not amicably settled will be submitted to arbitration in (place) before a panel of arbitrators selected as follows: Within ten (10) days of demand by either party for arbitration, each party will select one (1) arbitrator and those two arbitrators will select a third arbitrator and those (3) three persons shall constitute a panel of arbitrators. The arbitrators will conduct the hearings on continuous business days, and their decisions will be by majority vote. All costs of the arbitrators will be shared equally, but the arbitrators are authorized to award costs and counsel fees to the prevailing party, if necessary. All documents to be brought into evidence will be produced within 10 days of notice of request for arbitration.

8.2 COSTS. If any legal action or any arbitration or other proceeding is brought for the enforcement of this Agreement or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorney's fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled.

                     ARTICLE IX

                   MISCELLANEOUS

9.1 CAPTIONS AND HEADINGS. The Article and paragraph headings throughout this Agreement are for convenience and reference only and shall in now way be deemed to define, limit or add to the meaning of any provision of this agreement.

9.2 NO ORAL CHANGE. This Agreement and any provisions hereof, may not be waived, changed modified or discharged orally, but it can be changed by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

9.3 NON-WAIVER. Except as otherwise expressly provided herein, no waiver of any covenant, provision or condition of this Agreement shall be deemed to have been made unless expressly in writing and signed by the party against whom such waiver is charged; and (i) the failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants or conditions, (ii) the acceptance of performance of anything required by this agreement to be performed with the knowledge of the breach or failure of a covenant, provision or conditions hereof shall not be deemed a waiver of such breach or failure and (iii) no waiver by any party shall be construed as a waiver with respect to any other or subsequent breach.


9.4 TIME OF ESSENCE. Time is the essence of this Agreement and of each and every provision hereof.

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9.5 ENTIRE AGREEMENT.  This Agreement contains the entire Agreement and understanding between the parties hereto and supersedes all prior agreements and understandings.

9.6 CHOICE OF LAW. This Agreement and it's application shall be governed by the laws of the state of Nevada.

9.7 COUNTERPARTS. This Agreement may be executed simultaneously in one or more counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

9.8 NOTICES. All notices, requests, demands and other communications under this Agreement shall be in wiring and shall be deemed to have been duly given on the date of service if given personally on the party to whom notice is to be given or on the third day after mailing to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid and properly addressed.

9.9 BINDING EFFECT. This agreement shall be binding upon the heirs, executors, personal representatives, successors and assigns of each of the parties to this agreement.

9.10 EFFECT OF CLOSING. All representations, warranties, covenants and agreements of the parties contained in this Agreement, or in any instrument, certificate, opinion or other writing provided for in it shall survive the closing of this Agreement.

9.11 MUTUAL COOPERATION. The parties hereto shall cooperate with each other to achieve the purpose of this Agreement and shall execute such other and further actions as may be necessary or convenient to effect the transaction described herein.

9.12 BROKERS. The parties hereto represent that no finder's fee has been paid. Each of the parties hereto shall indemnify and hold the other harmless against any and all claims, losses, liabilities or expenses which may be asserted against it as a result of it's dealings, arrangements or agreements with any such broker or person.

9.13 ANNOUNCEMENTS. CEC and DSM will consult and cooperate with each other as to the timing and content of any announcements of the transactions contemplated hereby to the general public or to employees, customers or suppliers.

9.14 EXPENSES. Each party will pay it's own legal, accounting and any other out-of-pocket expenses reasonably incurred in connection with this transaction, whether or not the transaction contemplated hereby is consummated.






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9.15 SURVIVAL OF REPRESENTATIONS AND WARRANTIES.  The
representations, warranties and agreements of the parties set forth in this Agreement shall survive the Closing irrespective of any investigation made for or on the behalf of any party.

9.16 EXHIBITS. As of the execution hereof, the parties hereto have provided each other with the Exhibits provided for herein-above, including any items referenced therein or required to be attached thereto. Any material changes to the Exhibit shall be immediately disclosed to the other party.

AGREED TO AND ACCEPTED as of the date first above written:

CEC Industries Corp.

By :s/Ronald J. Robinson
      Ronald J. Robinson

Date:   June 7, 1995

Approved by:


Victory village III, Ltd.

By:
DSM Golf Enterprises, Inc., General Partner

By: s/Robert Sloan
       ROBERT SLOAN, President

Date:   June 7, 1995

DSM Golf Enterprises, Inc.

By: s/Robert Sloan
      ROBERT SLOAN, President

Date:   June 7, 1995
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